Transformational Strategic Investment with Unparalleled Return Profile BLUE CREEK May 2022 Exhibit 99.2

Forward Looking Statements Warrior Met Coal These slides contain, and the officers and representatives of Warrior Met Coal, Inc. (the “Company”) may from time to time make, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in these slides that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements and are based on current market conditions and are therefore subject to change, including demand for metallurgical coal, High-Vol A metallurgical coal or otherwise, and projected or expected results or returns from the development of Blue Creek, including expected production levels, expected cost position, expected mine life, projected internal rate of return, projected net present value, projected payback, Adjusted EBITDA Margins and All-in Cash Cost Per St. Forward looking statements by their nature address matters that are, to different degrees, uncertain and depend upon important estimates and assumptions concerning our financial and operating results. No representations or warranties are made by us as to the accuracy of any such forward-looking statements. The inclusion of this information should not be regarded as an indication that we consider it to be necessarily predictive of actual future results. The words “believe,” “expect,” “anticipate,” “plan,” “intend,” “estimate,” “project,” “target,” “foresee,” “should,” “would,” “could,” “potential,” “outlook,” “guidance” or other similar expressions are intended to identify forward‐looking statements. However, the absence of these words does not mean that the statements are not forward‐looking. These forward-looking statements represent management’s good faith expectations, projections, guidance or beliefs concerning future events, and it is possible that the results described in these slides will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements, including, without limitation, fluctuations or changes in the pricing or demand for the Company’s coal (or met coal generally) by the global steel industry; the impact of COVID-19 on its business and that of its customers, including the risk of a decline in demand for the Company’s met coal due to the impact of COVID-19 on steel manufacturers; the inability of the Company to effectively operate its mines and the resulting decrease in production; the inability of the Company to ship its products to customers in the case of a partial or complete shut-down of the Port of Mobile; delays in the Port of Mobile expansion being undertaken by State of Alabama; federal and state tax legislation; changes in interpretation or assumptions and/or updated regulatory guidance regarding the Tax Cuts and Jobs Act of 2017; legislation and regulations relating to the Clean Air Act and other environmental initiatives; regulatory requirements associated with federal, state and local regulatory agencies, and such agencies’ authority to order temporary or permanent closure of the Company’s mines; operational, logistical, geological, permit, license, labor (including strikes and slowdowns) and weather-related factors, including equipment, permitting, site access, operational risks and new technologies related to mining; the timing and impact of planned longwall moves; the Company’s obligations surrounding reclamation and mine closure; inaccuracies in the Company’s estimates of its met coal reserves; the Company’s ability to develop Blue Creek, any projections or estimates regarding Blue Creek, including the expected returns from this project, if any, and the ability of Blue Creek to enhance the Company’s portfolio of assets, the Company’s ability to develop or acquire met coal reserves in an economically feasible manner; significant cost increases and fluctuations, and delay in the delivery of raw materials, mining equipment and purchased components; competition and foreign currency fluctuations; fluctuations in the amount of cash the Company generates from operations, including cash necessary to pay any special or quarterly dividend; the Company’s expectations regarding its future tax rate as well as its ability to effectively utilize its NOLs to reduce or eliminate its cash taxes; the Company’s ability to comply with covenants in its second amended and restated credit agreement or the indenture governing its senior secured notes; integration of businesses that the Company may acquire in the future; adequate liquidity and the cost, availability and access to capital and financial markets; failure to obtain or renew surety bonds on acceptable terms, which could affect the Company’s ability to secure reclamation and coal lease obligations; costs associated with litigation, including claims not yet asserted; and other factors described in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including its Form 10-K for the year ended December 31, 2021 and other reports filed from time to time with the SEC, which could cause the Company’s actual results to differ materially from those contained in any forward-looking statement. The Company’s filings with the SEC are available on its website at www.warriormetcoal.com and on the SEC's website at www.sec.gov. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. Non-GAAP Financial Measures This presentation contains certain Non-GAAP financial measures that are used by the Company’s management when evaluating results of operations and cash flows. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures. The definition of these Non-GAAP financial measures and detailed reconciliations of these Non-GAAP financial measures to comparable GAAP financial measures for the year ended December 31, 2019 can be found in the Appendix. In addition, detailed reconciliations of these Non-GAAP financial measures for certain other historical periods in this presentation can be found in earnings press releases located on our website at www.warriormetcoal.com within the Investors section.

Warrior Met Coal Page 2

Unique Growth Opportunity in an Environmentally-Sustainable World

- Warrior is relaunching the development of its Blue Creek reserves, which provides a high-return growth opportunity via one of the last remaining large-scale, untapped premium HVA[1] reserves in the U.S.
- Blue Creek enables Warrior to meet the increasing demand in the market for met coal, which plays a long-term, critical role in an environmentally-sustainable world
- Warrior has a proven track record of increasing stockholder value and has the financial strength to fund Blue Creek entirely from free cash flow[1] generation
- Warrior remains committed to stockholder returns and maximizing stockholder value through a capital allocation policy which balances capital investments for medium to long-term growth with near-term returns to stockholders

As global steel demand increases to create an environmentally-sustainable world, so too will demand for seaborne met coal


(Mmt)1
20% growth over 20 year span
328
60
387
6
394
2021
2030
2040

Demand for global seaborne met coal is expected to increase from 328 Mmt[1] in 2021 to 394 Mmt[1] by 2040

Attractive Returns from Blue Creek

IRR[2]
27 %
Real, after-tax

NPV[2]
$ 987M
10% real discount rate, after-tax

Payback[3]
2.4 Years
From start of longwall production

Source: Company information and McCloskey
Note: [1] Terms are defined in appendix
[2] NPV & IRR calculations are based on ~50 years, plus estimates & assumptions that may change based on future developments. IRR calculation is after-tax and unlevered. NPV assumes 10% real discount rate, after-tax. Assumes no use of NOLs. Assumes 19% cash tax rates.
[3] Payback calculation based on start of longwall production (2026).

WARRIOR MET COAL

Warrior Met Coal Table of Contents 01 Details of Blue Creek Project 02 Seaborne Metallurgical Coal Market : Growth, Global Decarbonization, and Demand 03 Warrior’s Financing Strategy and Investment Criteria 04 Appendix

Details of Blue Creek Project

Warrior Met Coal Page 5

Blue Creek Provides a High-Return Growth Opportunity via a World-Class Asset[2]

1. One of the Last Remaining Large-Scale (4.8 Mst p.a.[1]), Untapped Premium HVA[1] Reserves in the U.S. ✓
2. Increases Nameplate Production Capacity by ~60% and Adds ~50 Years of Expected Production[3] ✓
3. Projected to Create Significant Stockholder Value with ~$1.0B NPV[1,2] and ~30% IRR[1,2] ✓
4. First Quartile Global Cash Cost Position Projected to Drive Industry Leading Adj. EBITDA Margins of ~50% ✓
5. Enhances Warrior's Unique Value Proposition as a Strategic Supplier to the Global Steel Industry ✓
6. Allows Customers to Load 3 Premium Coal Qualities, from a Single Coal Seam, at a Single Port, from a Single Supplier ✓
7. Provides Exposure to Attractive HVA[1] Supply-Demand Fundamentals ✓
8. Warrior's Strong Financial Position Allows Flexibility and Optionality to Fund Blue Creek ✓

WARRIOR MET COAL

Source: Company information
Note: [1] Terms are defined in appendix
[2] These returns are based on an assumed metallurgical coal price of $150 per metric tonne and one longwall operation, are for illustrative purposes only, and are based on certain assumptions that may change, including due to future developments. See footnotes on page 7 for important qualifications.
[3] Based on average of first 10 years of production capacity of 4.8 Mst p.a.[1]

Warrior Met Coal Page 6

Blue Creek is a World-Class Project

What Makes Blue Creek World-Class?

Large-Scale	**4.8 Mst p.a.[1] Production Capacity[2]** *Based on Single Longwall*
Premium Product	**Tier 1 HVA[1] with High CSR[1] & Low Sulfur** *Unmatched Product Quality*
Low Cost	**1st Quartile Global Cash Costs** *Global Seaborne Met Coal Cost Curve[3]*
Long Life	**~50 Year Expected Mine Life** *Based on 4.8 Mst p.a.[1] of Production[2]*
Expandable	**Double Production via 2nd Longwall** *Supported by 170 Mst[1] of coal reserves, resources and adjacent properties, including properties Warrior has the ability to acquire*

Blue Creek Benefits from Existing Infrastructure and Logistics Advantage


IN
MS
Birmingham
Tuscaloosa
Mines No. 4, No. 7 & Blue Creek
Mobile
FL
Port to Seaborne Market
Major CAPP Producers
~400 miles
~300 miles

- Robust and low-cost outbound logistics, with optionality, ensures customers receive their coals on time and in full
- Achieves economies of scale with existing operations nearby

Source: Company information and McCloskey
Note: [1] Terms are defined in appendix
[2] Based on average of first 10 years of production capacity
[3] Cost curve information sourced from McCloskey as of April 2022

Warrior Met Coal

Page 7

Blue Creek is a Transformational Strategic Investment For Warrior[2]…

NPV[3]
$ 987M
10% real discount rate, after-tax

IRR[3]
27 %
Real, after-tax

Payback[5]
2.4 Years
From start of longwall production

Construction Capex
$ 650-700M
Over 5-year period

NPV / sh[4]
$ 19.20 / sh
10% real discount rate, after-tax

Adj. EBITDA Margin[1]
~50 %
Based on average of first 10 years of production capacity of 4.8 Mst p.a.[1]

All-in Cash Cost Per St[6]
$ 65 - $ 75
Based on average of first 10 years of production capacity of 4.8 Mst p.a.[1]

Source: Company information

Note: [1] Terms are defined in appendix. See appendix for description of reconciliations of Adj. EBITDA Margin and All-in Cash Cost Per St to comparable GAAP financial measures. [2] These returns are based on an assumed metallurgical coal price of $150 per metric tonne and one longwall operation, are for illustrative purposes only, and are based on certain assumptions that may change, including due to future developments. [3] NPV & IRR calculations are based on ~50 years, plus estimates & assumptions that may change based on future developments. IRR calculation is after-tax and unlevered. [4] NPV and NPV per share assume 10% real discount rate, after-tax. NPV per share based on outstanding shares of 51.4M shares as of December 31, 2021. [5] Payback calculation based on start of longwall production (2026). Assumes no use of NOLs. Assumes 19% cash tax rates. [6] Defined as cash cost of sales, plus selling, general & administrative, plus sustaining capex.

WARRIOR MET COAL

Warrior Met Coal …with a Robust Financial Profile Across a Wide Range of HCC Prices Source: Company information Note: HVA1 Benchmark prices shown in metric tonnes. 1 Terms are defined in appendix 2 Payback calculation based on start of longwall production (2026). 3 NPV & IRR calculations are based on ~50 years, plus estimates & assumptions that may change based on future developments. IRR calculation is after-tax and unlevered. See footnotes on page 7 for important qualifications. 4 NPV assumes 10% real discount rate, after-tax. Assumes no use of NOLs. Assumes 19% cash tax rates.

Warrior Met Coal Blue Creek Drives Warrior’s Cash Costs Further into the 1st Quartile Globally… Source: Company information and McCloskey Note: 1 Terms are defined in appendix Cost Curve shows global total cash costs including direct mining, processing, SG&A, transportation and royalties. 2 Represents total cash costs of existing mines, excluding Blue Creek per McCloskey. 3 Average Pro Forma Cash Cost for Blue Creek was internally developed. Represents average of first 10 years of production capacity of 4.8Mst p.a.1 from Blue Creek. Seaborne Coking Coal Cash Cost by Mine (FOB) 1st Quartile 2nd Quartile 3rd Quartile 4th Quartile Total Cash Cost ($/mt) Annual production (million tonnes) Average Pro Forma Cash Cost Blue Creek 3 Average Cash Cost Warrior Met Coal2

Warrior Met Coal … and Enhances its Ability to Serve Customers Source: Company information and Alabama State Port Authority Note: 1 Terms are defined in appendix. Vol means volatility 2 Represents year ended December 31, 2019, which is representative of normalized run rates, whereas 2020 was unfavorably impacted by the COVID-19 pandemic and 2021 was impacted by the labor strike 3 Represents nameplate capacity of 8.0 Mst1, plus average of first 10 years of production capacity of 4.8 Mst p.a.1 from Blue Creek. Port Expansion Further Increases Attractiveness to Customers Blue Creek to benefit by the Port of Mobile expansion being undertaken by the State of Alabama Expansion will make the Port of Mobile more attractive to customers, as they will benefit from: Ability to load larger capesize vessels Reduced transit times due to channel widening Port of Mobile expansion scheduled to be completed by 2024, ahead of Blue Creek longwall production in 2026 Allows Customers to Load 3 Premium Coal Qualities, from a Single Coal Seam, at a Single Port, from a Single Supplier Enhances Warrior’s Product Mix Current2 Pro Forma3

Warrior Met Coal Blue Creek’s Production Capacity and Low-Cost Structure Will Significantly Drive the All-in Cash Cost Breakeven Point Down Ability to Remain Profitable Through Any Historical Adverse Price Environment Source: Company information and Platts data from January 1, 2017 through December 31, 2021 Note: 1 Terms are defined in appendix ($ / short ton) ($ / Short Ton) Significant Production Growth Potential Production (Mst1) 8.5 8.0 38% Growth 60% Growth 4.8 9.6 12.8 17.6 $308

Seaborne Metallurgical Coal Market: Growth, Global Decarbonization, and Demand

Warrior Met Coal Why Blue Creek and Met Coal? Source: Company information Note: 1 Terms are defined in appendix Steel has an important role in today and tomorrow’s society and is required for everything from rail to bridges to buildings to electric vehicles to wind and solar power. Met coal is used in the production of high-quality steel, unlike thermal coal, which is used for power generation. Warrior Met Coal (“WMC” or “Warrior”) is a pure-play producer of met coal. The pipeline of premium met coal projects is not sufficient to satisfy the projected demand. More seaborne met coal is needed as BF-BOF1 growth comes from countries that do not have access to domestic met coal. High-quality steel is required for the production of key green technologies at the core of global decarbonization initiatives. The global transition to lower carbon emissions will be fueled by met coal. High-quality steel produced using Warrior coal is vital in supporting growing demand for products foundational to an economy that prioritizes lower environmental impact. Steel is an easily recyclable material, which further lowers carbon emissions. LEED-certified buildings, electric vehicles, wind turbines, and solar panels are all produced with clean, high-quality steel and the demand is increasing. The growth trajectory of these products is expected to increase over the next several decades as the global economy transitions to lower carbon emissions. Blue Creek will become the new benchmark in HVA1 (low sulfur, high CSR1). Met coal plays a long-term, critical role in an environmentally–sustainable world

Warrior Met Coal Attractive Long-Term Steel Demand Fundamentals… Source: McCloskey Note: 1 Terms are defined in appendix Global steel demand to grow over the long-term, fueled by demand from emerging countries and to support the energy transition, which is steel intensive Globally, the ratio of BF-BOF1 to EAF1 is expected to decline from its current level of 72% down to 66% over the next decade However, BF-BOF1 production will grow significantly in specific regions (India, Vietnam) and grow moderately in other mature regions (Europe (EU), North America (NA)) We believe that Chinese steel production has peaked, but imports of premium hard coking coals will continue over the next two decades Changes in BF – BOF1 Production (2021-2030) (Mmt)1 Global Steel Demand Forecast

Warrior Met Coal … which will Drive Increased Long-Term Seaborne Met Coal Demand Demand for seaborne met coal will increase over the next two decades as most new demand comes from BF-BOF1 growth in countries that do not have access to domestic met coal Global Seaborne Met Coal Demand Growth by Decade Global Seaborne Met Coal Demand Growth by Country (Mmt)1 (Mmt)1 Source: McCloskey Note: 1 Terms are defined in appendix 20% growth over 20 year span

Warrior Met Coal Page 16

Declining Output in the U.S. Reveals a Widening Gap in Supply to Meet Demand for HCC[1]…

U.S. Production of met coal has been on a downward trend as older mines deplete their reserves and as quality degrades

Over the next ~30 years, the supply gap of HCC[1] coal is expected to widen versus demand. With limited available projects to fill the gap, we expect prices to increase

U.S. Met Coal Exports by Supply Basin[3]


(Mmt)[1]
6.0
5.0
4.0
3.0
2.0
1.0
0.0
Jan-11
Jul-11
Jan-12
Jul-12
Jan-13
Jul-13
Jan-14
Jul-14
Jan-15
Jul-15
Jan-16
Jul-16
Jan-17
Jul-17
Jan-18
Jul-18
Jan-19
Jul-19
Jan-20
Jul-20
Jan-21
Jul-21
Jan-22
CAPP[2] NAPP[2] SAPP[2] Rockies

HCC[1] Projected Supply Versus Demand[4]


(Mmt)[1]
Blue Creek's longwall is expected to be commissioned in 2026
300
250
200
150
100
50
0
2021
2023
2025
2027
2029
2031
2033
2035
2037
2039
2041
2043
2045
2047
2049
Operating
Project need
Demand

Source: Company information, McCloskey[3], and Wood Mackenzie Coal Market Service[4]

Note: [1] Terms are defined in appendix. [2] CAPP means Central Appalachia, NAPP means Northern Appalachia, SAPP means Southern Appalachia

WARRIOR MET COAL

Warrior Met Coal Page 17

… which Reinforces the Attractiveness of the Project

HVA[1] production by longwall represents ~30 percent of the total HVA[1] production in the U.S., and most of the production is by higher cost operations

HVA[1] Production in U.S. - Longwall vs Non-Longwall


36%
35%
35%
35%
30%
64%
65%
65%
65%
70%
2017
2018
2019
2020
2021
LW
Non-LW



Limited Pipeline of HVA[1] Projects

Blue Creek is One of a Limited Number of Tier 1 HVA[1] Mines with Longwall Production Capabilities

Project	Production	Start-up	HVA Quality
Alleghany Met (Longview)	3.5 - 4.0 Mmt[1] (includes thermal)	~2024	Tier 2
Leer South (Arch)	3.5 Mmt[1]	2022	Tier 1
Blue Creek (Warrior Met Coal)	**4.4 Mmt[1] (4.8 Mst[1])**	**2026**	**Tier 1**

- All HVA[1] production is in the U.S.
- Current HVA[1] production represents approximately 10% of Seaborne HCC[1] and 6% of Seaborne Met Coal
- New HVA[1] projects will add tonnage in 2023 through 2026, but medium-term impact is muted due to depletion and degradation of existing production
- No significant and known HVA[1] projects are in the pipeline after Blue Creek

Source: Company information and McCloskey
Note: [1] Terms are defined in appendix

WARRIOR MET COAL

Warrior Met Coal
Page 18

Blue Creek will be the New Benchmark in HVA[1], as the Product is a Premium Coal with Superior Characteristics


Warrior Mine 7
Warrior Mine 4
U.S., Australia & Canada Prime HCC's
Warrior Blue Creek
Blend Quality Target
U.S. LV
Australia Semi-Hard CC
U.S. Prime HV's
Australia Hunter Valley Semi-Soft CC's
Australia Queensland Semi-Soft CC's
Low Volatile (LV)
Mid Volatile (MV)
High Volatile (HV)
Hard CC
Semi-Hard CC
Semi-Soft CC
CSR (%)
80%
70%
60%
50%
40%
30%
20%
10%
0%
15%
20%
25%
30%
35%
40%
Coal Volatile Matter (%)

With >65% CSR[1] and Sulfur <0.60%, Blue Creek will become the new benchmark in global HVA[1] supply

- HVA[1] provides producers with Coke battery optionality
  - Allows customers with older batteries to optimize blends and manage coke battery life, thereby reducing exposure to higher wall pressure coals
  - Helps to produce higher quality coke, which reduces the BOF fuel ratios, thus reducing carbon emissions
  - Improves overall efficiency and lowers cost
  - Valued blending coal due to its high fluidity properties
- Market puts a premium on higher quality coking coals due to environmental and pollution concerns, particularly in developed regions like Europe, which is a key market for Warrior
- Asian market increasingly importing U.S. high-vol coals as a result of coking characteristics and to diversify supply

Source: Company information
Note: [1] Terms are defined in appendix. CC means coking coal.

WARRIOR MET COAL

Warrior Met Coal Page 19

Quality of Blue Creek's Met Coal Allows it to Benefit from Supply Shocks in Australia / Pacific Basin

A — **2012:** Supply continues to recover following 2011 Australian flooding

B — **2016:** Chinese workday restrictions and Australian supply disruption

C — **2017:** Cyclone Debbie; new pricing mechanism allows Warrior to realize prices above benchmark (some vessels sold at 102-105% of index pricing in Q2 2017)

D — **2018:** Resilience in global steel production, as well as the effects of met coal supply disruptions in Australia and supply-side reforms in China improve pricing

E — **2021:** China's ban on Australian coal and continued supply shortages as a result of COVID-19 continue to benefit Warrior


10YR average U.S. High Vol A HCC[1] Benchmark settlement: $180 / mt[1]
$400
$350
$300
$250
$200
$150
$100
$50
$0
A
B
C
D
E
2Q12
4Q12
2Q13
4Q13
2Q14
4Q14
2Q15
4Q15
2Q16
4Q16
2Q17
4Q17
2Q18
4Q18
2Q19
4Q19
2Q20
4Q20
2Q21
4Q21

Source: Wood Mackenzie Coal Market Service as of March 31, 2022

Note: [1] Terms are defined in appendix.

Note: U.S. High Vol A HCC Benchmark settlements provided in metric tonnes and are inflation-adjusted to April 2022 U.S. dollar values. Settlements reflect average of trailing quarters (e.g., Q4 2021 settlement reflects September 2021 through November 2021 pricing).

WARRIOR MET COAL

High Vol A Pricing Dynamics Support Attractiveness to Warrior Warrior Met Coal Prices have historically been closely correlated with short term swings typically driven by supply distributions Source: Platts data from January 1, 2017 through December 31, 2021 Note: 1 Terms are defined in appendix. Price curves reflect historical High Vol A (Atlantic Coking Coal), Low Vol HCC1 (Atlantic Coking Coal) and Premium Low Vol (Asia-Pacific Coking Coal) as categorized by Platts. 2 Implied Premium / (Discount) is calculated as the average difference in price between U.S. High Vol A and U.S. Low Vol or Australian Premium Low Vol during each respective period. U.S. High Vol A Price Premium / (Discount) to:   U.S. Low Vol2 Aus Premium Low Vol2 6 Month (6)% (8)% 1 Year (5)% (2)% 2 Years (2)% (2)% 3 Years 0% (1)% 5 Years 1% (3)% 7 Years 2% (3)%

Warrior’s Financing Strategy and Investment Criteria

Warrior Met Coal

Page 22

Warrior Has a Proven Track Record and the Financial Strength to Develop Blue Creek

Warrior Has Delivered Since 2016

- ✓ 240% Production Growth
- ✓ Industry Leading Adj. EBITDA Margins
- ✓ Unparalled FCF Conversion[1]
- ✓ Outperformed Selected Peers[4] and Market


2016 Production[5]
2.5 Mst[1]
37% Avg. Adj. EBITDA Margin[1]
66% Avg. FCF Conversion[1]
2019 Production[6]
8.5 Mst[1]
~$1.3B of Stockholder Distributions
Blue Creek Project
Pro Forma Production Capacity[2]
~12.8 Mst[1]

Significant Value Creation for Stockholders…

Total Stockholder Return[3]

359 % Since Warrior IPO

78% Selected Peers[4]

106 % S&P 500

…While Maintaining Strong Balance Sheet and Liquidity Position


$ 83M
FY 2021
$ 396M
FY 2021
Cash
Available Credit

Source: Company information as of December 31, 2021 and market data as of April 11, 2022

Note: 1 short ton is equivalent to 0.907185 metric tonnes. [1] Terms are defined in appendix [2] Pro forma nameplate production capacity of 8.0 Mst[1], plus average of first 10 years of production capacity of 4.8 Mst p.a.[1] from Blue Creek. [3] Total stockholder return calculated as aggregate share price appreciation plus dividends received since IPO. Warrior has paid three special dividends including $600M ($11.21/share) on November 22, 2017, $350M ($6.53/share) on April 20, 2018 and $230M ($4.41/share) on May 14, 2019. [4] Represents average of selected peers including Arch Resources, CONSOL Energy, Peabody Energy, Alpha Metallurgical Resources and Coronado. [5] Represents last 9 months of production as of December 31, 2016. [6] Representative of normalized run rates whereas 2020 was unfavorably impacted by the COVID-19 pandemic and 2021 was impacted by the labor strike.

WARRIOR MET COAL

Warrior Met Coal Warrior Remains Committed to Stockholder Returns and Maximizing Stockholder Value Source: Company information Note: 1 Terms are defined in appendix Warrior has not changed its capital allocation policy as a result of its announced intention to relaunch the development of Blue Creek. Conceptually, Warrior’s approach to capital allocation rests on the following principles: Ensuring the business has the funding to maintain operations, uninterrupted, and make necessary capex investments in the mines regardless of any potential volatility in the price of met coal; Maintaining ability to invest in projects, like Blue Creek, or in highly accretive inorganic opportunities that can deliver significant stockholder value over the medium- and long-term; and Leveraging free cash flow1 to return increasing amounts of capital to stockholders via increases in quarterly dividends, as met coal prices allow, paying one or multiple special dividends, as appropriate, and buying back stock. Organic & Inorganic Growth Opportunities Reinvest in the Business Stockholder Returns Debt Repayment Maximize Stockholder Value 1 2 4 3 5

Warrior Met Coal Capital Allocation: Balancing Capital Investments for Medium to Long-Term Growth with Near-Term Returns to Stockholders Free Cash Flow1 For the existing business For returns to stockholders For the development of Blue Creek For M&A Source: Company information Note: 1 Terms are defined in appendix Sustaining capital expenditures to keep mines well capitalized and running efficiently Discrete capital expenditures for projects with returns that drive sustainability, lower costs, and increase production Debt reduction Capital preservation Balance sheet protection Increase fixed quarterly dividend Excess cash flows to be used for special cash dividends and/or stock repurchases Development capital expenditures to build the new world-class mine infrastructure Project is expected to be in the 1st quartile of the global cost curve Highly accretive and selective opportunities to drive growth in premium met coal

Warrior Met Coal Page 25

Blue Creek Meets Warrior's Strict Investment Criteria…

World-Class Asset

- Large-scale, 1st quartile global cost, high margin, long-life and expandable
- Premium HCC[1] product that is complementary to current product portfolio
- Strong cash flow generation potential through the cycle

Attractive Financial Returns[2]

- ~30% IRR on $650-700M of capital expenditures
- >1.0x NPV / Capex under all reasonable HCC[1] prices
- Quick payback period across wide range of HCC prices
- Industry leading Adj. EBITDA[1] Margins of ~50%

Maximize Stockholder Returns

- Expected to deliver significant organic growth for stockholders through high-return project
- Industry leading margin profile expected to drive sustainable returns for stockholders across wide range of HCC[1] prices
- Builds upon Warrior's proven track record of stockholder value creation with world-class project
- Expected to enhance Warrior's industry leading margin profile and cash flow generation to drive future returns

Source: Company information
Note: [1] Terms are defined in appendix
[2] These returns are based on an assumed metallurgical coal price of $150 per metric tonne and one longwall operation, are for illustrative purposes only, and are based on certain assumptions that may change, including due to future developments. See footnotes on page 7 for important qualifications.

WARRIOR MET COAL

Warrior Met Coal

Page 26

…and Enhances Warrior's Profitability and Cash Flow Generation[2]

Illustrative Impact to Adj. EBITDA and Adj. EBITDA Margin[1]


% Adj. EBITDA Margin
38%
56%
43%
(US$ in millions)
$ 479
$ 305
$ 784
64% Growth
Warrior 2019A $178/mt
Blue Creek $150/mt
Illustrative Pro Forma

Illustrative Impact to Free Cash Flow (FCF)[1]


FCF Conversion %
84%
80%
83%
(US$ in millions)
$ 402
$ 245
$ 647
61% Growth
Warrior 2019A $178/mt
Blue Creek $150/mt
Illustrative Pro Forma

Source: Company information.
Note: [1] Terms are defined in appendix
Blue Creek represents average of first 10 years of production capacity. Pricing of $178/mt[1] shown in metric tonnes and represents Australian Premium Low Vol Benchmark Index. 2019 is more representative of normalized run rates whereas 2020 was unfavorably impacted by the COVID-19 pandemic and 2021 was impacted by the labor strike. Pricing of $150/mt[1] shown in metric tonnes and represents HVA Benchmark price. [2] The illustrative Blue Creek Adjusted EBITDA, Adjusted EBITDA Margin[1] and Free Cash Flow[1] numbers are based on certain assumptions which may change, including due to future developments. See footnotes on page 7 for important qualifications.

WARRIOR MET COAL

Warrior Met Coal Page 27

Blue Creek Remains Profitable Through-the-Cycle[2]


Incremental Adj. EBITDA and Adj. EBITDA Margin[1]
(US$ in millions)
38%
38%
46%
49%
52%
56%
60%
$ 479
$ 188
$ 266
$ 305
$ 343
$ 421
$ 498
Warrior 2019A $178/mt
@HCC $120/mt
@HCC $140/mt
@HCC $150/mt
@HCC $160/mt
@HCC $180/mt
@HCC $200/mt
Blue Creek


Incremental Free Cash Flow (FCF)[1] and FCF Conversion[1]
84%
80%
80%
80%
80%
80%
80%
$ 402
$ 150
$ 213
$ 245
$ 276
$ 339
$ 402
Warrior 2019A $178/mt
@HCC $120/mt
@HCC $140/mt
@HCC $150/mt
@HCC $160/mt
@HCC $180/mt
@HCC $200/mt
Blue Creek

Source: Company information

Note: [1] Terms are defined in appendix

Blue Creek represents average of first 10 years of production capacity. Pricing of $178/mt[1] shown in metric tonnes and represents Australian Premium Low Vol Benchmark Index. Blue Creek HCC pricing shown in metric tonnes and represents HVA[1] Benchmark price. [2] The prices indicated are hypothetical and shown for purposes of the sensitivity analysis; the illustrative Blue Creek Adjusted EBITDA, Adjusted EBITDA Margin[1] and Free Cash Flow[1] numbers are based on certain assumptions which may change, including due to future developments. See footnotes on page 7 for important qualifications.

WARRIOR MET COAL

Warrior Met Coal Page 28

Warrior has Significant Flexibility in How it Funds Blue Creek…

$ 650M - $700M

Blue Creek Capex

Warrior has significant financial flexibility and will pursue a financing mix that maximizes value to stockholders

Current Cash Balance[2] ($396M)	▪ Warrior has a cash balance[2] of $396M and total liquidity[2] of $479M — Warrior's minimum liquidity target is $250M during the construction of Blue Creek — Warrior's minimum cash balance target is $150M during the construction of Blue Creek
Equipment Leases[3] ($124M)	▪ Significant portion of construction capex can be financed with equipment leases ▪ Equipment leases benefit from low costs and flexible terms
Organic Cash Flow	▪ Warrior has generated ~$1.5B of FCF[1] since IPO (~5.5 year period) ▪ Expect strong cash flow generation to continue over construction period
Capital Markets	▪ To maintain an efficient and low-cost capital structure, the Company could consider financing options during the construction period, such as increasing existing debt capacity and/or acquiring additional debt capacity, preferred equity, or drawing down on the existing ABL Facility

Source: Company information
Note: [1] Terms are defined in appendix
[2] Cash Balance and Total Liquidity are as of 12/31/2021.
[3] Represents total amount of equipment considered leasable during construction.

WARRIOR MET COAL

Warrior Met Coal Page 29

… and the Capex Spend Profile Allows it to be Opportunistic


2022
2023
2024
2025
2026
2027
Major Project Stages and Milestones
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4
Engineering
Permitting Activities
Coal Transportation Activities
Overland Conveyor to Raw Coal Stockpile
Clean Coal Handling
Surface Infrastructure / Site Development
General Surface Construction (Ponds, Roads, etc.)
Bathhouse and Office Construction
Yard, Warehouse Construction, and Equipment
Preparation Plant (Phase 1) and Stockpile Areas
Seam Access
Slope Construction
Service Shaft and Hoist
Return Shaft
Entry Development
Dewatering / Slope Belt / Magnet Install
Mine Development
CM Development for 1st Panel
Bleeder Shaft
Production Milestones
CM Production Begins
LW Production Begins

	2022	2023	2024	2025	2026	2027
Annual Capex Spent (%) [2]	7 %	30%	35 %	16 %	7 %	5 %
Cumulative Capex Spent (%) [2]	7 %	37 %	72 %	88 %	95 %	100 %

Source: Company information
Note: [1] Terms are defined in appendix
[2] Percentages based on $700M total construction capex.

WARRIOR MET COAL

Warrior Met Coal Page 30

Blue Creek Provides a High-Return Growth Opportunity via a World-Class Asset[2]

KEY TAKEAWAYS

1. One of the Last Remaining Large-Scale (4.8 Mst p.a.[1]), Untapped Premium HVA[1] Reserves in the U.S. ✓
2. Increases Nameplate Production Capacity by ~60% and Adds ~50 Years of Expected Production[3] ✓
3. Projected to Create Significant Stockholder Value with ~$1.0B NPV[1,2] and ~30% IRR[1,2] ✓
4. First Quartile Global Cash Cost Position Projected to Drive Industry Leading Adj. EBITDA Margins of ~50% ✓
5. Enhances Warrior's Unique Value Proposition as a Strategic Supplier to the Global Steel Industry ✓
6. Allows Customers to Load 3 Premium Coal Qualities, from a Single Coal Seam, at a Single Port, from a Single Supplier ✓
7. Provides Exposure to Attractive HVA[1] Supply-Demand Fundamentals ✓
8. Warrior's Strong Financial Position Allows Flexibility and Optionality to Fund Blue Creek ✓

WARRIOR MET COAL

Source: Company information
Note: [1] Terms are defined in appendix
[2] These returns are based on an assumed metallurgical coal price of $150 per metric tonne and one longwall operation, are for illustrative purposes only, and are based on certain assumptions that may change, including due to future developments. See footnotes on page 7 for important qualifications.
[3] Based on average of first 10 years of production capacity of 4.8 Mst p.a.[1]

Appendix

Warrior Met Coal Definitions and Footnotes Source: Company information The following is a glossary of selected terms used in the presentation: Adj. EBITDA Margin is defined as Adjusted EBITDA divided by total revenue. Based on average of first 10 years of production capacity. BF-BOF means blast furnace – basic oxygen furnace, which is how most steel is produced today. CSR means coke strength after reaction. EAF means electric arc furnace, which is an alternative steel production method to BF-BOF. Free Cash Flow (FCF) is defined as net cash provided by operating activities less purchases of property, plant and equipment and mine development costs. Free Cash Flow Conversion (FCF) is defined as free cash flow divided by Adjusted EBITDA. HCC means hard coking coal. HVA means high volatile type A coking coal. IRR means internal rate of return. Mt means metric tonnes. Mmt means millions of metric tonnes. Mst means millions of short tons. 1 short ton is equivalent to 0.907185 metric tonnes. Mst p.a. means millions of short tons per annum. NPV means net present value.

Warrior Met Coal Appendix Non-GAAP Financial Measures Reconciliation of Adjusted EBITDA to Amounts Reported Under U.S. GAAP Source: Company information Note: 1 Terms are defined in appendix 2019 is more representative of normalized run rates whereas 2020 was unfavorably impacted by the COVID-19 pandemic and 2021 was impacted by the labor strike.

Warrior Met Coal Appendix Non-GAAP Financial Measures Reconciliation of Free Cash Flow1 to Amounts Reported Under U.S. GAAP Source: Company information Note: 1 Terms are defined in appendix 2019 is more representative of normalized run rates whereas 2020 was unfavorably impacted by the COVID-19 pandemic and 2021 was impacted by the labor strike.

Warrior Met Coal Appendix Non-GAAP Financial Measures Source: Company information Note: 1 Terms are defined in appendix 2019 is more representative of normalized run rates whereas 2020 was unfavorably impacted by the COVID-19 pandemic and 2021 was impacted by the labor strike. The Company does not provide reconciliations of its outlook for Adj. EBITDA Margin or All-in Cash Cost Per St to comparable GAAP financial measures in reliance on the unreasonable efforts exception provided for under Item 10(e)(1)(i)(B) of Regulation S-K. The Company is unable, without unreasonable efforts, to forecast certain items required to develop the meaningful comparable GAAP cost of sales. These items typically include other items that, pursuant to GAAP, are classified in the Statements of Operations as costs other than cost of sales but relate directly to the costs incurred to produce met coal.

Source: Company information